UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

Atrium Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43008	39-4639499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10578 Science Center Drive, Suite 125
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 876-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 2, 2026, Atrium Therapeutics, Inc. (the “Company”) issued a press release regarding its upcoming poster presentation on November 6, 2026 at the Hypertrophic Cardiomyopathy Medical Society (“HCMS”) at the American Heart Association Scientific Sessions 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The Company has also updated its corporate presentation as of November 2, 2026. The Company’s corporate presentation will be posted on the Investors/Media page under the Investors section of the Company’s website. A copy of the corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 and Exhibit 99.2 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On November 2, 2026, the Company announced that it will present new nonclinical data supporting its lead investigational therapy ATR 1072 for the potential treatment of Protein Kinase AMP-activated non-catalytic subunit Gamma 2 (“PRKAG2”) syndrome during HCMS at the American Heart Association Scientific Sessions 2026, taking place on November 6, 2026, in Chicago, Illinois.

The nonclinical results being presented at HCMS were generated in a new mouse model of PRKAG2 syndrome developed by the Company that demonstrates key features of the disease, including cardiac glycogen accumulation, cardiac hypertrophy, and electrocardiogram (“ECG”) abnormalities. In the study, mice received a single dose of mATR 1072, a mouse surrogate of ATR 1072, after features of the disease had been established for three weeks. By targeting disease causing variant PRKAG2 mRNA in the heart, mATR 1072 treatment led to reversal of cardiac glycogen accumulation as well as improvement in other key features of the disease, including hypertrophy and ECG parameters.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “ designed to, “ “ target, “ “continue,” “encouraged,” “support,” or similar terms, or by express or implied discussions regarding Atrium Therapeutics’ (“Atrium’s” “we” or “our”) product candidates, nonclinical studies, clinical trials and future results of operations and financial condition. Specifically, this report contains forward-looking information relating to our planned presentation of nonclinical data at the HCMS Scientific Sessions 2026; the extent to which our new nonclinical model is representative of human PRKAG2 syndrome, and the extent to which nonclinical results observed with mATR1072, a mouse surrogate of ATR 1072, support the scientific rationale for ATR 1072 or may be predictive of results in humans; the design, conduct, enrollment and anticipated progress of the Corventis Phase 1/2 clinical trial, including the expected number of participants; the therapeutic potential of ATR 1072, including its potential to address the underlying genetic cause of PRKAG2 syndrome; the potential of our targeted RNA delivery platform, including its potential to deliver siRNA to the heart and to overcome challenges associated with non-specific tissue delivery; our estimates of the prevalence of PRKAG2 syndrome; the potential implications of Corventis for the treatment of genetic cardiomyopathies; and the advancement of our pipeline, including ATR 1086 and our research programs. Such forward-looking statements are based on management’s current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Particular areas where risks or uncertainties could cause our actual results to be materially different than those expressed in our forward-looking statements include but are not limited to: the initiation, timing, progress, and results of our research and development programs, nonclinical studies and clinical trials, including Corventis, and the timing and outcome of our regulatory submissions and interactions with regulatory authorities; the potential for clinical trial results to differ from our nonclinical studies, including results observed in animal models of disease and with surrogate molecules; the risk that initial, interim or preliminary data from our clinical trials, including Corventis, may change as more participant data become available and may not be predictive of final results; the occurrence of adverse events or other unexpected safety findings, which could result in clinical holds or the delay or discontinuation of development; our ability to identify and timely enroll a sufficient number of participants in our clinical trials, including Corventis, particularly in light of the rarity of the diseases we are targeting; the beneficial characteristics, including potential safety, efficacy and therapeutic effects of our product candidates and the potential advantages of our product candidates compared to alternative therapies; the success and capabilities of the RNA delivery platform; the prevalence of certain diseases and conditions we intend to treat and our estimates of the potential market opportunity for our product candidates; the timing of and costs involved in obtaining and maintaining regulatory approval of our current and any future product candidates; our ability to develop our current and future product candidates; the implementation of our strategic plans for our business, product candidates, research programs and technologies; developments related to our competitors and our industry; our competitive position and the success of competing therapies that are or may become available; our ability to maintain our current license agreements and collaborations and identify and enter into future license agreements and collaborations; the expected potential benefits of strategic collaborations with third parties and our ability to attract collaborators in the future; our reliance on third parties for manufacturing and to conduct nonclinical studies and clinical trials of our product candidates; our ability to efficiently and cost-effectively conduct our current and future trials; the costs of operating as a public Company; the accuracy of our estimates regarding future expenses, future revenue, capital requirements and the need for additional financing; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; and other factors specified under the heading “Risk Factors” in Atrium’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 filed with the SEC and in other filings and furnishings made by Atrium with the SEC from time to time, which are all available on the SEC’s website at www.sec.gov. Atrium is providing the information in this report as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated November 2, 2026

99.2	Corporate Presentation, November 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRIUM THERAPEUTICS, INC.

Date: November 2, 2026	By:	/s/ Kathleen Gallagher
	Name:	Kathleen Gallagher
	Title:	Chief Executive Officer